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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2003

Caremark Rx, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14200 (Commission File Number)	63-1151076 (IRS Employer Identification Number)

3000 Galleria Tower, Suite 1000; Birmingham, Alabama 35244
(Address of principal executive offices)

Registrant's telephone number, including area code: (205) 733-8996

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Required FD Disclosure.

        Attached hereto as Exhibit 99.1 and incorporated herein by reference is a joint press release issued by Caremark Rx, Inc. ("Caremark" or the "Registrant") and AdvancePCS on October 10, 2003 announcing that Caremark and AdvancePCS have received from the Federal Trade Commission a Request for Additional Information (commonly referred to as a "second request") under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the previously announced strategic combination of Caremark and AdvancePCS.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)   Financial Statements of Businesses Acquired.

        None.

        (b)   Pro Forma Financial Information.

        None.

        (c)   Exhibits.

        The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Joint Press Release issued on October 10, 2003.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 10, 2003
CAREMARK RX, INC,
	By:	/s/ SARA J. FINLEY Sara J. Finley Senior Vice President, Secretary and Assistant General Counsel

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  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Signatures